Q Lotus Holdings, Inc.

500 N Dearborn St.  Suite 605, Chicago, IL  60654

May 20, 2011

Southshore Real Estate Development, LLC
Four Executive Boulevard – Suite 200
Suffern, NY  10901
Attention: Josh Goldstein

Re:  2nd Amendment to Promissory Note

Dear Josh:

In accordance with our discussions, Q Lotus Holdings, Inc. and Southshore Real Estate Development, LLC hereby agree to further amend the Promissory Note dated February 23, 2011 between Q Lotus Holdings, Inc. and Southshore Real Estate Development, LLC in the amount of two hundred thousand dollars ($200,000) such that, notwithstanding anything contained in the Promissory Note to the contrary:

1.	Q Lotus Holdings, Inc. (“Obligor’) hereby promises to pay to the order of Southshore Real Estate Development, LLC (“Payee’) the principal sum of Three Hundred Thousand Dollars ($300,000); and

2.	The Maturity Date is hereby extended to June 30, 2011.

Please acknowledge your acceptance of the above change by executing this amendment below.

Q Lotus Holdings, Inc.

By:	/S/ GARY ROSENBERG
Gary Rosenberg
Its:	CEO

Understood and Agreed to this 20th day of May, 2011.

Southshore Real Estate Development, LLC

By:	/S/ JOSH GOLDSTEIN
Josh Goldstein
Its:	General Partner